Vanguard Variable Annuity

Supplement to the Prospectus dated

October 19, 2011

Issued Through Separate Account VA DD

By Monumental Life Insurance Company

For certain contracts, the information provided in this supplement hereby amends and/or replaces the corresponding information contained in the prospectus. Please contact you financial representative to determine if this supplement applies to your policy.

The following hereby amends, and to the extent inconsistent replaces, the corresponding Fee Table of the prospectus:

Fee Table

The following Fee Table illustrates all expenses that you would incur as a Contract Owner. The purpose of this Fee Table is to assist you in understanding the various costs and expenses that you would pay directly or indirectly as a purchaser of the Contract. The first table describes the fees and expenses that you will pay at the time you purchase the Contract, surrender the Contract, or transfer cash value between investment options. For a complete discussion of Contract cost and expenses, see Expenses, page 20.

Owner Transaction Expenses	Separate Account
Sales Load Imposed on Purchases	None
Surrender Fees	None
Exchange Fees	None
State Premium Tax (See page 12 Premium Tax)	0.00% to 3.50%

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including the investment portfolios’ fees and expenses.

ANNUAL SEPARATE ACCOUNT EXPENSES[1] (as a percentage of average account value)(You may only elect one of the death benefit options)	Separate Account
Annual Contract Maintenance Fee[2]	$25
Accumulated Value Death Benefit Option
Mortality and Expense Risk Charge[3,4]	0.20%
Administrative Expense Charge	0.10%
Total Annual Separate Account Expenses	0.30%
Return of Premium Death Benefit Option
Mortality and Expense Risk Charge	0.25%
Administrative Expense Charge	0.10%
Total Annual Separate Account Expenses	0.35%
Annual Step-Up Death Benefit Option - No Longer Available for New Issues[5]
Mortality and Expense Risk Charge[3,6]	0.32%
Administrative Expense Charge	0.10%
Total Annual Separate Account Expenses	0.42%

ANNUAL SEPARATE ACCOUNT EXPENSES[1] CONTINUED...(as a percentage of average account value)(You may only elect one of the death benefit options)	Separate Account
OPTIONAL RIDER FEES
GLWB Rider (annualized rate—0.95% of Total Withdrawal Base)[7]
Single Life Option (Maximum)	2.00%
Single Life Option (Current)	0.95%
Joint Life Option (Maximum)	2.00%
Joint Life Option (Current)	0.95%

[1]	See Expenses, page 20 for more information.
[2]	Applies to Contracts valued at less than $25,000 at the time of initial purchase and any year thereafter if the Accumulated Value is below $25,000.

For Contracts valued at less than $25,000 at the time of fee assessment, the $25 Annual Contract Maintenance Fee is prorated at issue and assessed in full at calendar year-end.

[3]	The mortality and expense risk charge will not be greater than 0.20% (as shown in the table); however, the fee may be assessed at a lower rate for certain periods at our discretion
[4]	Currently, the daily mortality and expense risk charge will be assessed at a rate corresponding to an annual charge of 0.195%.
[5]	For contract owners who purchased the contract prior to October 30, 2010.
[6]

This figure includes a daily charge corresponding to an annual charge of 0.20% (a lower rate may be assessed for certain periods) and quarterly charge corresponding to an additional annual charge of 0.12%. Currently, the corresponding aggregate annual charge is 0.315% (0.195% + 0.12%).

[7]

The GLWB rider fee is a percentage of the total withdrawal base. The total withdrawal base on the date the rider takes effect (“rider date”) is the accumulated value in the designated investments. During any rider year, the total withdrawal base is equal to the total withdrawal base on the rider date or on the most recent rider anniversary, plus subsequent premium payments to or transfers into the designated investments under the rider, less any total withdrawal base adjustments. On the rider anniversary the total withdrawal base can step up to the accumulated value in the designated investments if the accumulated value in the designated investments is greater than the current total withdrawal base.

The annual rider fee percentage is 0.95% (for the single or joint life option). If any premium additions or transfers are made into the designated investments under the rider, then a new rider fee percentage may apply to such premium additions or transfers. Thereafter, if a new fee applies the total rider fee will be adjusted to reflect the weighted average of the current rider fee percentage and the rider fee percentage associated with the additional premium and/or transfers to the designated investments under the rider.

The following hereby amends, and to the extent inconsistent replaces, the corresponding Expenses section of the prospectus:

Expenses

S U M M A R Y O F C O S T S O F I N V E S T I N G in the Vanguard Variable Annuity
■	No sales load or sales charge
■	No charge to make full or partial withdrawals
■	No fee to exchange money among the Subaccounts
■	$25 Annual Contract Maintenance Fee on Contracts valued at less than $25,000
■	Annual Mortality and Expense Risk Charge: 0.20% or 0.25% depending on death benefit election
■	Annual Administrative Expense Charge: 0.10%
■	Fees and expenses paid by the Portfolios which ranged from 0.18% to 0.51% in the fiscal year ended December 31, 2010
■	GLWB Rider Fee: 0.95% (Single or Joint Life Option).

Mortality and Expense Risk Charge

The Company charges a fee as compensation for bearing certain mortality and expense risks under the Contract. The Company will deduct a daily charge corresponding to an annual charge of 0.20% for the mortality and expense risks assumed by the Company (a lower rate may be assessed for certain periods). If you choose the Return of Premium Death Benefit there will be an additional quarterly mortality and expense risk charge corresponding to an additional annual charge of 0.05%.

The mortality and expense risk charge described above cannot be increased. If the charge is more than sufficient to cover actual costs or assumed risks, any excess will be added to the Company’s surplus. If the charges collected under the Contract are not enough to cover actual costs or assumed risks, then the Company will bear the loss.

The mortality and expense risk charge may be assessed at a lower rate for certain periods at our discretion. Currently, the daily mortality and expense risk charge will be assessed at a rate reduced by an amount corresponding to an annual amount of 0.005%. Accordingly, an aggregate annual charge of 0.195% (Accumulated Value Death Benefit) or 0.245% (Return of Premium Death Benefit) will be assessed.

The following hereby amends, and to the extent inconsistent replaces, the corresponding Death Benefit section of the prospectus:

Death Benefit

In General

If the Annuitant dies during the Accumulation Phase, the Beneficiary will receive the Death Benefit. The Death Benefit is the then-current Accumulated Value of the Contract on the date the Company receives Due Proof of Death and all Company forms, fully completed. However, for an additional charge, there is an optional Death Benefit Rider that can be selected by the Owner at the time of purchase.

For contract owners who purchased the contract on or after October 30, 2010:

1) Return of Premium Death Benefit Rider—This option is only available to Annuitants age 75 or younger at the time of Contract purchase. There is an additional annual charge of 0.05% (to be assessed 0.0125% per quarter). The additional annual charge will only be assessed for a period of 10 years from the Contract Date. With this option, the Death Benefit will be the greater of:

■	The Accumulated Value of the Contract as of the date the Company receives Due Proof of Death and all Company forms, fully completed; or
■	The sum of all Premium Payments; less any Adjusted Partial Withdrawals and Premium Taxes, if any.

For contract owners who purchased the contract prior to October 30, 2010:

1) Return of Premium Death Benefit Rider—This option was only available to Annuitants age 75 or younger at the time of Contract purchase. There is an additional annual charge of 0.05% (to be assessed 0.0125% per quarter). The additional annual charge will only be assessed for a period of 10 years from the Contract Date. With this option, the Death Benefit will be the greater of:

■	The Accumulated Value of the Contract as of the date the Company receives Due Proof of Death and all Company forms, fully completed; or
■	the sum of all Premium Payments; less any Adjusted Partial Withdrawals and Premium Taxes, if any.

2) Annual Step-Up Death Benefit Rider—This option was only available to Annuitants age 69 or younger at the time of Contract purchase. There is an additional annual charge of 0.12% (to be assessed 0.03% per quarter). The additional annual charge will only be assessed until the Annuitant’s 80th birthday. With this option, the Death Benefit will be the greatest of:

■	The Accumulated Value of the Contract as of the date the Company receives Due Proof of Death and all Company forms, fully completed;
■	the sum of all Premium Payments, less any Adjusted Partial Withdrawals and Premium Taxes, if any; or
■

the highest Accumulated Value on any Contract Anniversary Date on or after the date the Rider is added to the Contract and until the Annuitant reaches age 80, plus any subsequent Premium Payment received by the Company after such Contract Anniversary Date less any Adjusted Partial Withdrawals and Premium Taxes, if any.

If you elect the Return of Premium Death Benefit Rider you may cancel this rider by contacting Vanguard Annuity and Insurance Services. Please note that if you cancel the rider, you will not be allowed to elect the additional death benefit rider in the future. Once the rider is cancelled, the Beneficiary will receive the Death Benefit upon the death of the annuitant. The Death Benefit is the then-current Accumulated Value of the Contract on the date the Company receives Due Proof of Death and all Company forms, fully completed.

Federal tax law generally requires that if a Contract Owner is a natural person and dies before the Income Date, then the entire value of the Contract must be distributed within five years of the date of death of the Contract Owner. If the Contract Owner is not a natural person, the death of the primary Annuitant triggers the same distribution requirement. Special rules may apply to a surviving spouse.

PSUP 102011